UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8K/A
Amendment #1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	Janaury 11, 2011

VGTEL, INC.

(Exact name of registrant as specified in its charter)

New York	4814	01-0671426
State or Other Jurisdiction of Incorporation of Organization	Primary Standard Industrial Code	(I.R.S. Employer Identification No.)

2 Ingrid Road
Setauket, NY 11733-2218
Tel: 631-458-1120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and restates (i) our Current Report on Form 8-K filed on January 11, 2011.   We are filing this Current Report on Form 8-K/A (Amendment No. 1) to amend the number of shares purchased by Joseph Indovina, his percentage of ownership as a result of the Purchase and the total consideration paid for the shares.  We are also attaching the correct version of the Stock Purchase Agreement filed as Exhibit 10.1 to the Form 8-K filed on January 11,  2011 and incorporated by reference under Item 1.01 therein which amends (i)  the number of outstanding Group B Warrants on Schedule I of the Agreement, and  (ii) accurately corrects  Section 6.1 of the Agreement referencing  the 1,246,000 common shares forfeited by Ron Kallus as considertion  for the spinout.  It was previously disclosed that the 1,246,000 shares were part of the shares acquired by Joseph Indovina when in fact these shares should have been cancelled outright.    Consequently these shares were not purchased by Joseph Indovina, and he paid no consideration therefore.  (iii) Furthermore, we  amended the Selling Shareholder list to reflect that one of the selling shareholders previously disclosed,  did not in fact sell  any of the  shares and another of the selling shareholders sold less than dislcosed which resulted in an overall reduction of the number of  shares sold by selling shareholders to 1,050,077, and reduced the considertion paid by Joseph Indovina, by $75,000 to $265,613.   As a result of the foregoing,  the total shares cancelled was  2,296,077, leaving 3,332,823.

..

 Item 1.01.    Entry into a Material Definitive Agreement

On December 30,  2010, VGTel,  Inc. (the “Company”) entered into  a Common Stock Purchase Agreement (the “Purchase Agreement”) by and among Joseph R. Indovina  (the “Buyer”),  Ron Kallus, Niva Kallus, Israel Hason and eleven individual shareholders (the “Sellers”),  and the Company which closed on January 10, 2011 (the “Closing Date”).  Pursuant to the terms of the Purchase Agreement, on the Buyer acquired from the Seller 3,322,823 shares (the “Purchased Stock”), or approximately 27.4% of the issued and outstanding common stock of the Company. Pursuant to the terms of the Purchase Agreement, Ron Kallus, Niva Kallus, Israel Hason, the current officers and directors of the Company  resigned on the Closing Date and Joseph R. Indovina was named President, Secretary and Director of the Company.  Such resignations and appointments with respect to the officers was effective as of the closing date with respect to the officers.   The resignations of Ron Kallus, Israel Hason and Niva Kallus as   directors  and the naming of Joseph R. Indovina as a director will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.   A copy of the Purchase Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein.  All references to the Purchase Agreement are qualified in their entirety by the text of such exhibit.

 Item 5.01.   Changes in Control of Registrant.

(a)      On, January 10, 2011, (Closing Date) Joseph R. Indovina  acquired 3,322,823 shares, or approximately 27.4%, of the issued and outstanding shares of common stock of the Company, from the Sellers and the Sellers received three hundred forty  thousand six hundred thirteen  dollars ($265,613 ) for such purchase.  The acquisition was governed by the terms of the Stock Purchase Agreement among the Buyer, the Seller, and the Company dated December 30, 2010.  As a result of the Buyer’s acquisition of the Purchased Stock, a change in voting control of the Company took place and the Buyer now controls the Company by reason of his ownership of approximately 27.4% of the issued and outstanding common stock of the Company and the appointment of Joseph R. Indovina as President, Secretary and Director of the Company.

There are no arrangements or understandings among the Buyer and the Seller and their associates with respect to the election of directors or other matters.   Biographical information relating to Mr. Indovina is set forth below under Item 5.02.

  Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(a)  Pursuant to the Stock Purchase Agreement, on the close of business on Janaury 10,  2011 Ron Kallus, resigned from his positions as Chief Executive Officer, President, Treasurer, Chief Financial Officer and Director.   Israel Hason resigned from his positions as Chief Marketing Officer and Director, and Niva Kallus resigned from her positions as Secretary and Director.

(b)  In addition, Joseph R. Indovina was appointed to the board of directors of the Company.  Moreover, on January 10, 2011 Joseph R. Indovina became Chief Executive Officer and President of the Company, replacing Ron Kallus as Chief Executive Officer, President and Chief Financial Officer of the Company.  The resignations of Ron Kallus, Israel Hason and Niva Kallus as directors and the naming of Joseph R. Indovina as a director will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.

Joseph R. Indovina earned an Associate’s Degree in Business Administration at Chicago City College.  Since 2004 Mr. Indovina has been employed by Westbrook Financial Services as Sales Manager.  Mr. Indovina has tweny six years of experience building high-performance sales team.  He possesses a strong command of employee benefits, insurance programs and legislative compliance.

Family Relationships

There are no family relationships among our directors or officers other than Niva Kallus is the daughter of Ron Kallus.

Involvement in Certain Legal Proceedings

To the best of our knowledge, Joseph R. Indovina has not  been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Item 9.01 Financial Statement and Exhibits.

(c)
Exhibit 10-1
Common Stock Purchase Agreement (the “Purchase Agreement”) by and among Joseph R. Indovina  (the “Buyer”),  Ron Kallus, Niva Kallus, Israel Hason and eleven individual shareholders (the “Sellers”),  and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VGTel, Inc.

Date: February 11, 2011	By:	/s/ Joseph R. Indovina
Joseph R. Indovina Chief Executive Officer